                                                                   Exhibit 99.01

                       First USA Credit Card Master Trust
                       Excess Spread Analysis - March 2002

-------------------------------------------------------------------------------------------------------------------------------
 Series                               1996-2          1996-4           1996-6          1996-8           1997-1          1997-2
 Deal Size                            $723MM          $602MM         $1,039MM          $482MM           $904MM          $602MM
 Expected Maturity                   6/10/03         8/10/06         11/10/03         1/10/04          2/17/04         5/17/04
-------------------------------------------------------------------------------------------------------------------------------
 Yield                                19.36%          19.36%           19.36%          19.36%           19.36%          19.36%
 Less:     Coupon                      2.15%           2.19%            2.11%           2.09%            2.09%           2.15%
           Servicing Fee               1.50%           1.50%            1.50%           1.50%            1.50%           1.50%
           Net Credit Losses           6.58%           6.58%            6.58%           6.58%            6.58%           6.58%
 Excess Spread:
                  March-02             9.13%           9.08%            9.17%           9.19%            9.20%           9.17%
               February-02             6.64%           6.59%            6.68%           6.70%            6.72%           6.69%
                January-02             8.30%           8.25%            8.34%           8.35%            8.48%           8.46%
 Three Month Average Excess Spread     8.02%           7.98%            8.06%           8.08%            8.13%           8.10%

 Delinquency:
           30 to 59 Days               1.40%           1.40%            1.40%           1.40%            1.40%           1.40%
           60 to 89 Days               0.96%           0.96%            0.96%           0.96%            0.96%           0.96%
           90+ Days                    2.03%           2.03%            2.03%           2.03%            2.03%           2.03%
           Total                       4.39%           4.39%            4.39%           4.39%            4.39%           4.39%

 Payment Rate                         16.06%          16.06%           16.06%          16.06%           16.06%          16.06%

-------------------------------------------------------------------------------------------------------------------------------
 Series                               1997-3          1997-4           1997-5          1997-6(1)        1997-7          1997-8
 Deal Size                            $602MM          $602MM           $783MM        $1,566MM           $602MM          $939MM
 Expected Maturity                   6/17/02         6/17/07          8/17/04         7/17/02          9/17/04         9/17/07
-------------------------------------------------------------------------------------------------------------------------------
 Yield                                19.36%          19.36%           19.36%          23.85%           19.36%          19.36%
 Less:     Coupon                      2.08%           2.20%            2.53%           6.50%            2.09%           2.15%
           Servicing Fee               1.50%           1.50%            1.50%           1.50%            1.50%           1.50%
           Net Credit Losses           6.58%           6.58%            6.58%           6.58%            6.58%           6.58%
 Excess Spread:
                  March-02             9.20%           9.08%            8.76%           9.27%            9.19%           9.14%
               February-02             6.72%           6.60%            6.28%           6.98%            6.71%           6.66%
                January-02             8.48%           8.37%            8.03%           8.38%            8.48%           8.42%
 Three Month Average Excess Spread     8.13%           8.02%            7.69%           8.21%            8.13%           8.07%

 Delinquency:
           30 to 59 Days               1.40%           1.40%            1.40%           1.40%            1.40%           1.40%
           60 to 89 Days               0.96%           0.96%            0.96%           0.96%            0.96%           0.96%
           90+ Days                    2.03%           2.03%            2.03%           2.03%            2.03%           2.03%
           Total                       4.39%           4.39%            4.39%           4.39%            4.39%           4.39%

 Payment Rate                         16.06%          16.06%           16.06%          16.06%           16.06%          16.06%

(1)  Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                       First USA Credit Card Master Trust
                       Excess Spread Analysis - March 2002

-------------------------------------------------------------------------------------------------------------------------------
 Series                               1997-9          1998-1           1998-4          1998-5           1998-6          1998-8
 Deal Size                            $602MM          $843MM           $843MM          $783MM           $964MM          $602MM
 Expected Maturity                  10/17/04         5/18/03          7/18/05         8/18/03          8/18/08         9/18/05
-------------------------------------------------------------------------------------------------------------------------------
 Yield                                19.36%          19.36%           19.36%          19.36%           19.36%          19.36%
 Less:     Coupon                      2.06%           2.42%            2.07%           2.05%            2.46%           2.14%
           Servicing Fee               1.50%           1.50%            1.50%           1.50%            1.50%           1.50%
           Net Credit Losses           6.58%           6.58%            6.58%           6.58%            6.58%           6.58%
 Excess Spread:
                  March-02             9.22%           8.86%            9.22%           9.23%            8.82%           9.14%
               February-02             6.74%           6.38%            6.74%           6.75%            6.34%           6.66%
                January-02             8.50%           8.14%            8.51%           8.53%            8.10%           8.44%
 Three Month Average Excess Spread     8.15%           7.79%            8.15%           8.17%            7.75%           8.08%

 Delinquency:
           30 to 59 Days               1.40%           1.40%            1.40%           1.40%            1.40%           1.40%
           60 to 89 Days               0.96%           0.96%            0.96%           0.96%            0.96%           0.96%
           90+ Days                    2.03%           2.03%            2.03%           2.03%            2.03%           2.03%
           Total                       4.39%           4.39%            4.39%           4.39%            4.39%           4.39%

 Payment Rate                         16.06%          16.06%           16.06%          16.06%           16.06%          16.06%

-------------------------------------------------------------------------------------------------------------------------------
 Series                            1998-9          1999-1           1999-2          1999-3           1999-4          2001-1
 Deal Size                         $747MM         $1,205MM          $602MM          $833MM           $595MM          $893MM
 Expected Maturity                1/20/04          2/19/04         2/21/06         4/19/04          5/20/02         1/19/06
-------------------------------------------------------------------------------------------------------------------------------
 Yield                                19.36%          19.36%           19.36%          19.36%           19.36%          19.36%
 Less:     Coupon                      5.35%           2.48%            2.54%           2.48%            2.06%           2.15%
           Servicing Fee               1.50%           1.50%            1.50%           1.50%            1.50%           1.50%
           Net Credit Losses           6.58%           6.58%            6.58%           6.58%            6.58%           6.58%
 Excess Spread:
                  March-02             5.93%           8.80%            8.74%           8.80%            9.23%           9.13%
               February-02             3.40%           6.32%            6.26%           6.32%            6.75%           6.65%
                January-02             5.06%           8.07%            8.01%           8.07%            8.52%           8.42%
 Three Month Average Excess Spread     4.80%           7.73%            7.67%           7.73%            8.16%           8.07%

 Delinquency:
           30 to 59 Days               1.40%           1.40%            1.40%           1.40%            1.40%           1.40%
           60 to 89 Days               0.96%           0.96%            0.96%           0.96%            0.96%           0.96%
           90+ Days                    2.03%           2.03%            2.03%           2.03%            2.03%           2.03%
           Total                       4.39%           4.39%            4.39%           4.39%            4.39%           4.39%

 Payment Rate                         16.06%          16.06%           16.06%          16.06%           16.06%          16.06%

                       First USA Credit Card Master Trust
                       Excess Spread Analysis - March 2002

------------------------------------------------------------------------------
 Series                               2001-2          2001-3           2001-4
 Deal Size                          $1,488MM          $750MM           $714MM
 Expected Maturity                   3/19/04         3/20/06          8/10/06
------------------------------------------------------------------------------

 Yield                                19.36%          19.36%           19.36%
 Less:     Coupon                      2.09%           2.15%            2.12%
           Servicing Fee               1.50%           1.50%            1.50%
           Net Credit Losses           6.58%           6.58%            6.58%
 Excess Spread:
                  March-02             9.20%           9.14%            9.17%
               February-02             6.72%           6.66%            6.67%
                January-02             8.48%           8.43%            8.33%
 Three Month Average Excess Spread     8.13%           8.07%            8.06%

 Delinquency:
           30 to 59 Days               1.40%           1.40%            1.40%
           60 to 89 Days               0.96%           0.96%            0.96%
           90+ Days                    2.03%           2.03%            2.03%
           Total                       4.39%           4.39%            4.39%

 Payment Rate                         16.06%          16.06%           16.06%